Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
17.	Subsequent Events

On January 23, 2013, the Company entered into a loan agreement with Wesbanco Bank, Inc. in connection with a multiple advance term loan in the amount of up to $10.0 million and a revolving line of credit loan in the amount of up to $10.0 million. The term loan bears an interest rate of 3.75% per annum and has a term of five years. The line of credit has an interest rate equal to LIBOR plus 2.75% per annum and shall expire on April 30, 2014, unless extended. The proceeds of the term loan will be used for (i) the redemption of the outstanding $5.1 million aggregate principal amount of floating rate junior subordinated debt securities due 2033 at 100% of the principal amount of the debt securities plus accrued and unpaid interest and the like redemption of the trust preferred and common securities of ESB Capital Trust II and (ii) redemption of the outstanding $5.1 million aggregate principal amount of floating rate junior subordinated deferrable interest debentures due 2033 at 100% of the principal amount of the debt securities plus accrued and unpaid interest and the like redemption of the trust preferred and common securities of ESB Statutory Trust III. The line of credit will be available for general corporate purposes. The Company redeemed the debt securities and the like redemption of the trust preferred and common securities of ESB Capital Trust II on January 24, 2013 and has provided notice to the trustee for the redemption of the debt securities and like redemption of the trust preferred and common securities of ESB Capital Trust III on March 18, 2013.